CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to all references made to us in this Post-Effective Amendment No. 10 to Kinetics Mutual Funds Inc.'s Registration Statement (File No. 811-09303) on Form N-1A.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 30, 2002